                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ------------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-A
                                 MONTHLY REPORT
                                 September 1995

                                       Distribution Date:  10/16/95
                                       CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                       Trust Account:  3334060-0


1.   Collected Amount                                            $2,009,945.16

2.   Delinquent Payments Advanced/Recovered                          11,717.01

3.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                     .00

4.   Amount Available (1+2+3)                                     2,021,662.17

     INTEREST

5.   Class A-1 Interest (7.00%)
     (a)  Current Interest                                         $129,437.55
     (b)  Amount applied to Unpaid Class
          A-1 Interest Shortfall                                           .00
     (c)  Remaining Unpaid Class A-1 Interest Shortfall                    .00

6.   Class A-2 Interest (7.45%)
     (a)  Current Interest                                         $124,787.50
     (b)  Amount applied to Unpaid Class
          A-2 Interest Shortfall                                           .00
     (c)  Remaining Unpaid Class A-2 Interest Shortfall                    .00

7.   Class M-1 Interest (7.95%)
     (a)  Current Interest                                         $113,552.50
     (b)  Amount applied to Unpaid Class
          M-1 Interest Shortfall                                           .00
     (c)  Remaining Unpaid Class M-1 Interest Shortfall                    .00

8.   Class M-2 Interest (8.25%)
     (a)  Current Interest                                          $57,406.25
     (b)  Amount applied to Unpaid Class
          M-2 Interest Shortfall                                           .00
     (c)  Remaining Unpaid Class M-2 Interest Shortfall                    .00

9.   Class B Interest (8.45%)
     (a)  Current Interest                                          $86,651.32
     (b)  Amount applied to Unpaid Class
          B Interest Shortfall                                             .00
     (c)  Remaining Unpaid Class B Interest Shortfall                      .00

10.  Monthly Principal
     (1)  Regular Principal Payments            $289,929.93
     (2)  Principal Prepayments                  882,981.76
     (3)  Delinquent Principal Advanced           39,750.41
     (4)  Net Losses                              94,002.63
     (5)  Contracts Repurchased due to Breach
          of Representations and Warranties
          (See attached)                                .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-A
                                 MONTHLY REPORT
                                 September 1995
                                     Page 2

                                       Distribution Date:  10/16/95
                                       CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                       Trust Account:  3334060-0

     (6)  Bankruptcy Write-Down                           .00
     (7)  Unpaid Principal from Prior Months              .00
     (8)  Delinquent Payments Recovered            (36,010.47)

               Total Principal                                    1,270,654.26

11.  Senior Percentage for such Payment Date                              100%

12.  Senior Percentage for following Payment Date                         100%

13.  Class A-1 Principal Distribution                             1,270,654.26
     (a)  Class A-1 Principal Balance                            20,918,639.15

14.  Class A-2 Principal Distribution                                      .00
     (a)  Class A-2 Principal Balance                            20,100,000.00

15.  Class M-1 Principal Distribution                                      .00
     (a)  Class M-1 Principal Balance                            17,140,000.00

16.  Class M-2 Principal Distribution                                      .00
     (a)  Class M-2 Principal Balance                             8,350,000.00

     CLASS B PRINCIPAL DISTRIBUTION TESTS

17.  Average Sixty-Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for Current
          Payment Date                                                     .31%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                           .33%

18.  Average Thirty-Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for Current
          Payment Date                                                     .75%
     (b)  Average Thirty-Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5.0%)                   .60%

19.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for Current Payment
          Date (as a percentage of Cut-off Date Pool
          Principal Balance; may not exceed 10.0% from
          April 1, 1998 to March 31, 2001, 11.0% from April
          1, 2001 to March 31, 2002 and 12.0% thereafter)                  .25%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-A
                                 MONTHLY REPORT
                                 September 1995
                                     Page 3

                                      Distribution Date:  10/16/95
                                      CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                      Trust Account:  3334060-0


20.  Current Realized Losses Test
     (a)  Current Realized Losses for Current
          Payment Date                                              101,819.12
     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding
          Payment and for current Payment Date; may not
          exceed 2.5%)                                                     .90%

21.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on Current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must
          equal or exceed 28.0%)                                         15.37%

22.  Class B Principal Distribution                                        .00

23.  Class B Distribution (9+22)                                     86,651.32

24.  Class B Formula Distribution Amount                             86,651.32

25.  Aggregate Certificate Principal Balance                     78,814,152.15

26.  Pool Scheduled Principal Balance                            78,814,152.15

27.  Class B Principal Deficiency Amount (25-26)                           .00

28.  Class B Guaranty Payment (lesser of (a) (24-27)
     - 23 or (b) Guaranty Amount from prior month)                         .00

29.  Class B Principal Balance                                   12,305,513.00

30.  Guaranty Amount (less of (a) $5,932,948.00 -
     Class B Guaranty Payment or (b) Class B
     Principal Balance)                                           5,932,948.00

31.  Pool Factor
          Previous Month Pool Factor                                 .91113646
          Current Month Pool Factor                                  .89668004

32.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (a)  31-59 days         593,586.02    46
     (b)  60-89 days          88,766.78     6
     (c)  90 or more days    157,966.56    13

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-A
                                 MONTHLY REPORT
                                 September 1995
                                     Page 4

                                      Distribution Date: 10/16/95
                                      CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                      Trust Account:  3334060-0

33.  Liquidated Contracts                                           $94,624.57

34.  Number of Loans Remaining                                           6,014

35.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                       17       204,999.13

36.  Monthly Servicing Fee (.75%)                                    50,053.00

37.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B Guaranty Payments                    189,119.79

     CLASS C CERTIFICATE

38.  Class C Residual Payment                                              .00

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1995-A
                                September, 1995
                              Defaulted Contracts



                                                    Estimated
                                      Repurchase    Loss at
Account#    Principal     Interest      Amount      Sale Date
--------    ----------    --------    ----------    -----------

15672116     15,143.73      100.20     15,243.93      16,020.25
15672225     14,977.29       99.09     15,076.38      16,235.63
15672420     11,096.12       73.41     11,169.53      12,454.86
15673950      7,968.63       52.72      8,021.35       9,289.81
15675898     10,101.77       66.84     10,168.61      10,988.03
15677064     14,106.33       93.33     14,199.66      14,864.44
15677117     11,953.54       79.09     12,032.63      12,621.92
15677834      8,655.22       57.26      8,712.48       9,344.18
            ----------     -------    ----------    -----------

TOTALS      $94,002.63     $621.94    $94,624.57    $101,819.12
            ==========     =======    ==========    ===========